Subsidiaries of The Dow Chemical Company [1]	EXHIBIT 21
At December 31, 2018
Location [2]
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
3229809 Nova Scotia Company	Canada
3294027 Nova Scotia Company	Canada
3308597 Nova Scotia Company	Canada
AM Robin LLC	Delaware
Amerchol Corporation	Delaware
American Mortell Corporation	Texas
Arabian Chemical Company (Latex) Ltd. [3]	Saudi Arabia
Arabian Chemical Company (Polystyrene) Limited [3]	Saudi Arabia
BASF DOW HPPO B.V. [3]	Netherlands
BASF DOW HPPO Technology B.V. [3]	Netherlands
Battleground Water Company	Texas
Beijing Eastern Rohm and Haas Company Limited	China
Blue Creek Coal Company, Inc.	Delaware
Calidria Corporation	Delaware
Carbide Chemical (Thailand) Limited	Thailand
Cayuse Pipeline, Inc.	Texas
Charles Lennig & Company LLC	Delaware
Chemars III LLC	Delaware
Chemtech II L.P.	Delaware
Chemtech Portfolio II Inc.	Michigan
Chemtech Portfolio Inc.	Texas
CHPM Company Limited	United Kingdom
Cisvaal (Proprietary) Limited	South Africa
DC Alabama, Inc.	Delaware
DCC Litigation Facility, Inc.	Delaware
DCOMCO, Inc.	Delaware
Denmerco Inc.	Delaware
Devonshire Underwriters Ltd.	District of Columbia
DoNedPa B.V.	Netherlands
Dorinco Reinsurance Company	Michigan
Dorintal Reinsurance Limited	Vermont
Dow (Shanghai) Holding Co., Ltd.	China
Dow (Shanghai) Management Co., Ltd.	China
Dow (Zhangjiagang) Holding Co., Ltd.	China
Dow Austria Gesellschaft m.b.H.	Austria
Dow Belgium B.V.B.A.	Belgium
Dow Benelux B.V.	Netherlands
Dow Benelux Integrated Center B.V.	Netherlands
Dow Beteiligungsgesellschaft mbH & Co. KG	Germany
Dow Brasil Industria e Comercio de Produtos Quimicos Ltda.	Brazil
Dow Brasil Sudeste Industrial Ltda.	Brazil
Dow Capital Public Limited Company	Ireland
Dow Chemical (Australia) Pty Ltd	Australia
Dow Chemical (China) Investment Company Limited	China
Dow Chemical (Guangzhou) Company Limited	China
Dow Chemical (Malaysia) Sdn. Bhd.	Malaysia
Dow Chemical (Myanmar) Ltd.	Myanmar
Dow Chemical (NZ) Limited	New Zealand
Dow Chemical (Shanghai) Company Limited	China

Subsidiaries of The Dow Chemical Company [1]	EXHIBIT 21
At December 31, 2018
Location [2]
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow Chemical (Sichuan) Co., Ltd.	China
Dow Chemical (Singapore) Private Limited	Singapore
Dow Chemical (Zhangjiagang) Company Limited	China
Dow Chemical Bangladesh Private Limited	Bangladesh
Dow Chemical Canada ULC	Canada
Dow Chemical China Holdings Pte. Ltd.	Singapore
Dow Chemical Company Limited	United Kingdom
Dow Chemical Costa Rica S.A.	Costa Rica
Dow Chemical Delaware Corp.	Delaware
Dow Chemical East Africa Limited	Kenya
Dow Chemical Iberica S.L.	Spain
Dow Chemical IMEA GmbH	Switzerland
Dow Chemical Inter-American Limited	Delaware
Dow Chemical International Ltd.	Delaware
Dow Chemical International Private Limited	India
Dow Chemical Japan Limited	Japan
Dow Chemical Korea Limited	Korea
Dow Chemical Kuwait B.V.	Netherlands
Dow Chemical OOO	Russia
Dow Chemical Pacific (Singapore) Private Limited	Singapore
Dow Chemical Pacific Limited	Hong Kong
Dow Chemical Philippines, Inc.	Philippines
Dow Chemical Romania S.R.L.	Romania
Dow Chemical Services UK Limited	United Kingdom
Dow Chemical Silicones Korea, Ltd.	Korea
Dow Chemical Singapore Holdings Pte. Ltd.	Singapore
Dow Chemical Taiwan Limited	Taiwan
Dow Chemical Telecommunications Corp.	Delaware
Dow Chemical Thailand Ltd.	Thailand
Dow Chemical Tianjin Holdings Pte. Ltd.	Singapore
Dow Chemical Vietnam Limited Liability Company	Vietnam
Dow Chemical West Africa Limited	Ghana
Dow Corning (Thailand) Limited	Thailand
Dow Corning Australia Pty. Ltd.	Australia
Dow Corning China Limited	Hong Kong
Dow Corning de Argentina S.R.L.	Argentina
Dow Corning France S.A.S.	France
Dow Corning Silicones Malaysia SDN. BHD.	Malaysia
Dow Corning Singapore Pte. Ltd.	Singapore
Dow Danmark A/S	Denmark
Dow Deutschland Anlagengesellschaft mbH	Germany
Dow Deutschland Inc.	Delaware
Dow Deutschland Verwaltungs Vertriebs GmbH	Germany
Dow Egypt Services Limited	Egypt
Dow Engineering Company	Delaware
Dow Engineering, Inc.	Michigan
Dow Especialidades Quimicas Ltda.	Brazil
Dow Europe GmbH	Switzerland
Dow Europe Holding B.V.	Netherlands

Subsidiaries of The Dow Chemical Company [1]	EXHIBIT 21
At December 31, 2018
Location [2]
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow Financial Services Inc.	Delaware
Dow France S.A.S.	France
Dow Global Financial Management, Inc.	Delaware
Dow Global Technologies LLC	Delaware
Dow Hellas A.E.	Greece
Dow Hungary Kft.	Hungary
Dow Hydrocarbons and Resources LLC	Delaware
Dow Industrial Chemical Products Nigeria Limited	Nigeria
Dow InterBranch B.V.	Netherlands
Dow Internacional Mexicana S.A. de C.V.	Mexico
Dow International Finance S.a.r.l.	Luxembourg
Dow International Financial Services	Ireland
Dow International Holdings Company	Delaware
Dow International Holdings S.A.	Switzerland
Dow International Technology Corporation	Delaware
Dow Intrastate Gas Company	Louisiana
Dow Investment Argentina S.R.L.	Argentina
Dow Italia Divisione Commerciale s.r.l.	Italy
Dow Italia s.r.l.	Italy
Dow Izolan OOO	Russia
Dow Izolan Ukraine LLC	Ukraine
Dow Japan Holdings K.K.	Japan
Dow Limited	United Kingdom
Dow Luxembourg Galaxy Holding S.a.r.l.	Luxembourg
Dow Luxembourg Spectrum Holding S.a.r.l.	Luxembourg
Dow Material Sciences Ltd.	Israel
Dow Materials Science Saudi Arabia Limited	Saudi Arabia
Dow MF Verwaltungs GmbH	Germany
Dow Mideast Systems S.A.E. (JSC)	Egypt
Dow-Mitsui Polychemicals Company, Ltd [3]	Japan
Dow Morocco SARL	Morocco
Dow Netherlands Holding 1 B.V.	Netherlands
Dow Netherlands Nordic Holding B.V.	Netherlands
Dow Netherlands Orange Holding B.V.	Netherlands
Dow Netherlands Pacific Holding B.V.	Netherlands
Dow Netherlands Tulip Holding B.V.	Netherlands
Dow Norge A/S	Norway
Dow Olefinverbund GmbH	Germany
Dow Performance Materials (Australia) Pty Ltd	Australia
Dow Peru S.A.	Peru
Dow Pipeline Company	Texas
Dow Pipeline Gesellschaft mbH & Co. KG	Germany
Dow Pipeline Verwaltungsgesellschaft mbH	Germany
Dow Polska Sp.z.o.o.	Poland
Dow Portugal Produtos Quimicos, Unipessoal, Lda.	Portugal
Dow Produktions und Vertriebs GmbH & Co. OHG	Germany
Dow Quimica Argentina S.R.L.	Argentina
Dow Quimica Chilena S.A.	Chile
Dow Quimica de Colombia S.A.	Colombia

Subsidiaries of The Dow Chemical Company [1]	EXHIBIT 21
At December 31, 2018
Location [2]
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow Quimica Mexicana S.A. de C.V.	Mexico
Dow Roofing Systems LLC	Delaware
Dow Saudi Arabia Holding B.V.	Netherlands
Dow Saudi Arabia Investment B.V.	Netherlands
Dow Saudi Arabia Product Marketing B.V.	Netherlands
Dow Services Trustees UK Limited	United Kingdom
Dow Silicones (Shanghai) Co., Ltd.	China
Dow Silicones (Zhangjiagang) Co., Ltd.	China
Dow Silicones Belgium SPRL	Belgium
Dow Silicones Corporation	Michigan
Dow Silicones Deutschland GmbH	Germany
Dow Silicones Holding Japan G.K.	Japan
Dow Silicones Netherlands Holding B.V.	Netherlands
Dow Silicones UK Limited	United Kingdom
Dow Siloxane (Zhangjiagang) Holding Co. Private Ltd.	Singapore
Dow Siloxanes (Zhangjiagang) Co., Ltd.	China
Dow South Africa Holdings (Pty) Ltd.	South Africa
Dow Southern Africa (Pty) Ltd	South Africa
Dow Stade Produktions GmbH & Co. OHG	Germany
Dow Suomi OY	Finland
Dow Sverige AB	Sweden
Dow Switzerland Holding GmbH	Switzerland
Dow Technology Investments LLC	Delaware
Dow Thames Limited	United Kingdom
Dow Toray Co., Ltd.	Japan
Dow Trent Limited	United Kingdom
Dow Turkiye Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
Dow UK Limited	United Kingdom
Dow Verwaltungsgesellschaft mbH	Germany
DowAksa Advanced Composites Holdings B.V. [3]	Netherlands
DowBrands Inc.	Delaware
DuPont (Taiwan) Electronic Materials Ltd.	Taiwan
DuPont Asia Pacific Limited	Delaware
DuPont Performance Materials (Shanghai) Co., Ltd.	China
DuPont Performance Materials Deutschland GmbH	Germany
DuPont Performance Materials International Sàrl	Switzerland
DuPont Performance Materials Proprietary Limited	South Africa
DuPont Performance Materials UK Ltd	United Kingdom
E&C EMEA Holding 1 B.V.	Netherlands
EQUATE Marketing Company E.C. [3]	Bahrain
Essex Chemical Corporation	New Jersey
Finndisp Ltd.	Russia
Flexible Products Company	Georgia
Forbanco Inc.	Delaware
Fort Saskatchewan Ethylene Storage Corporation [3]	Canada
Fort Saskatchewan Ethylene Storage Limited Partnership	Canada
General Latex and Chemical Corporation	Massachusetts
Global Industrial Corporation	New York
GNS Enterprises, LLC	Georgia

Subsidiaries of The Dow Chemical Company [1]	EXHIBIT 21
At December 31, 2018
Location [2]
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
GNS Technologies, LLC	Georgia
Great Western Pipeline Company, Inc.	California
Guangdong Zhongshan Amerchol Specialty Chemicals Co., Ltd.	China
GWN Holding, LLC	Delaware
H Hotel Holding LLC	Delaware
Hampshire Chemical Corp.	Delaware
Hampshire Holdings, Inc.	Delaware
HPPO Holding & Finance C.V. [3]	Netherlands
Hyperlast Limited	United Kingdom
Ifco Inc.	Delaware
Japan Acrylic Chemical Co., Ltd.	Japan
K/D/S Promix, LLC [3]	Texas
Liana Limited	Delaware
Material Science de Mexico DDM, S. de R.L. de C.V.	Mexico
Material Science Servicios de Mexico DDM, S. de R.L. de C.V.	Mexico
Materials Science Holding, LLC	Delaware
Materials Science (India) Private Limited	India
Midland Pipeline Corp.	Delaware
Mortell Company	Delaware
Morton International Productos Quimicos Ltda.	Brazil
Morton International, LLC	Indiana
MSTG Company Limited	United Kingdom
MTP HPJV C.V.	Netherlands
MTP HPJV Management B.V.	Netherlands
MVCC Limited Partnership	Delaware
NuvoSun (Shanghai) Co. Ltd.	China
NuvoSun, Inc.	California
NZ Tulip Limited	New Zealand
Palmyra do Brasil Indústria e Comércio de Silício Metálico e Recursos Naturais Ltda.	Brazil
PBBPolisur S.R.L.	Argentina
Penuelas Technology Park LLC	Delaware
Performance Material Products (Singapore) Pte. Ltd.	Singapore
Performance Material Products Korea Ltd.	Korea
Performance Materials (Australia) Pty Ltd	Australia
Performance Materials (Thailand) Limited	Thailand
Performance Materials Argentina S.A.U.	Argentina
Performance Materials Belgium BVBA	Belgium
Performance Materials Bulgaria EOOD	Bulgaria
Performance Materials Colombia S.A.S.	Colombia
Performance Materials Czech Republic s.r.o.	Czech Republic
Performance Materials do Brasil Comercio de Plasticos e Polimeros Ltda.	Brazil
Performance Materials Finland OY	Finland
Performance Materials France SAS	France
Performance Materials Iberica, S.L.	Spain
Performance Materials Italy S.R.L.	Italy
Performance Materials Japan Kabushiki Kaisha	Japan
Performance Materials NA, Inc.	Delaware
Performance Materials Netherlands, B.V.	Netherlands
Performance Materials Poland Sp. z o.o.	Poland

Subsidiaries of The Dow Chemical Company [1]	EXHIBIT 21
At December 31, 2018
Location [2]
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Performance Materials Rus LLC	Russia
Performance Materials Turkey Endustri Urunleri Limited Sirketi	Turkey
Performance Materials Ukraine LLC	Ukraine
Performance Science Materials Company	Canada
Performance Specialty Products (Hong Kong) Limited	Hong Kong
Performance Specialty Products Pakistan (Pvt.) Limited	Pakistan
Petromont and Company, Limited Partnership [3]	Canada
Petromont Inc. [3]	Canada
Petroquimica-Dow S.A. (Petrodow)	Chile
Photon Systems LLC	Delaware
PM EMEA Cooperatief U.A.	Netherlands
PM EMEA Holding 1 B.V.	Netherlands
PM EMEA Holding 2 B.V.	Netherlands
PM EMEA Holding 3 B.V.	Netherlands
PM EMEA Holding 4 B.V.	Netherlands
PM International Holding 1 B.V.	Netherlands
PM International Holding 3 B.V.	Netherlands
PM Japan, Inc.	Delaware
PM LATAM, Inc.	Delaware
PM Mexico, LLC	Delaware
POLY-CARB, Inc.	Ohio
Polyol Belgium B.V.B.A.	Belgium
Predate Properties (Pty) Ltd.	South Africa
PT Dow Indonesia	Indonesia
PT Rohm and Haas Indonesia	Indonesia
RH DK Mexico Holding ApS	Denmark
RH DK Vietnam Holdings ApS	Denmark
Rofan Services LLC	Delaware
ROH Delaware, LLC	Delaware
ROH Delaware, LP	Delaware
ROH Holdings 1, LLC	Delaware
ROH Holdings 2, LLC	Delaware
ROH Monomer Holding Company	Delaware
ROH Venture GmbH	Germany
Rohm and Haas (China) Holding Co., Ltd.	China
Rohm and Haas (Far East) Limited	Hong Kong
Rohm and Haas (Foshan) Specialty Materials Co., Ltd.	China
Rohm and Haas (UK) Limited	United Kingdom
Rohm and Haas Argentina S.R.L.	Argentina
Rohm and Haas Canada Investments Limited	Canada
Rohm and Haas Canada LP	Canada
Rohm and Haas Capital Corporation	Delaware
Rohm and Haas Chemical (Thailand) Limited	Thailand
Rohm and Haas Chemicals LLC	Delaware
Rohm and Haas Chemicals Singapore Pte. Ltd.	Singapore
Rohm and Haas Chile Limitada	Chile
Rohm and Haas China, Inc.	Delaware
Rohm and Haas Colombia Ltda	Colombia
Rohm and Haas Company	Delaware

Subsidiaries of The Dow Chemical Company [1]	EXHIBIT 21
At December 31, 2018
Location [2]
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Rohm and Haas Denmark Bermuda GP ApS	Denmark
Rohm and Haas Denmark China Investment ApS	Denmark
Rohm and Haas Denmark Finance A/S	Denmark
Rohm and Haas Denmark Holding Company ApS	Denmark
Rohm and Haas Electronic Materials Europe Ltd.	United Kingdom
Rohm and Haas Equity Corporation	Delaware
Rohm and Haas Espana Production Holding, S.L.	Spain
Rohm and Haas Espana, S.L.	Spain
Rohm and Haas Europe Services ApS	Denmark
Rohm and Haas Europe Trading ApS	Denmark
Rohm and Haas International Holdings Inc.	Delaware
Rohm and Haas International SNC	France
Rohm and Haas International Trading (Shanghai) Co. Ltd.	China
Rohm and Haas Investment Holdings Inc.	Delaware
Rohm and Haas Italia S.r.l.	Italy
Rohm and Haas Kimya Sanayi Limited Sirketi	Turkey
Rohm and Haas Kimyasal Urunler Uretim Dagitim ve Ticaret A.S.	Turkey
Rohm and Haas Korea Co., Ltd.	Korea
Rohm and Haas Latinoamerica, S. de R.L. de C.V.	Mexico
Rohm and Haas Malaysia Sdn Bhd	Malaysia
Rohm and Haas Mexico, S. de R.L. de C.V.	Mexico
Rohm and Haas Nederland B.V.	Netherlands
Rohm and Haas New Zealand Limited	New Zealand
Rohm and Haas Quimica Ltda.	Brazil
Rohm and Haas Singapore (Pte.) Ltd.	Singapore
Rohm and Haas South Africa (PTY) Limited	South Africa
Rohm and Haas Taiwan, Inc.	Taiwan
Rohm and Haas Texas Incorporated	Texas
Rohm and Haas Vietnam Co., Ltd.	Vietnam
RUS Polyurethanes Holding B.V.	Netherlands
Santa Vitoria Acucar e Alcool Ltda.	Brazil
SD Group Service Company Limited [3]	Thailand
Seadrift Pipeline Corporation	Delaware
Sentrachem Limited	South Africa
Sentrachem US, Inc.	Delaware
Shanghai Eastern Rohm and Haas Co., Ltd.	China
Siam Polyethylene Company Limited [3]	Thailand
Siam Polystyrene Company Limited [3]	Thailand
Siam Styrene Monomer Company Limited [3]	Thailand
Siam Synthetic Latex Company Limited [3]	Thailand
Site Services Japan, Co., Ltd.	Japan
South Charleston Sewage Treatment Company	West Virginia
SP International Holding 5 B.V.	Netherlands
TDCC Subsidiary C, Inc.	Delaware
Terminal de Atraque de Productos Petroquimicos, A.I.E. [3]	Spain
Terneuzen Investments Holding B.V.	Netherlands
Terneuzen Partnership Services B.V.	Netherlands
Tianjin Panda Terminal (Hong Kong) Limited	Hong Kong
Tianjin Panda Terminal Holdings Pte. Ltd.	Singapore

Subsidiaries of The Dow Chemical Company [1]	EXHIBIT 21
At December 31, 2018
Location [2]
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Transformadora de Etileno A.I.E. [3]	Spain
UCAR Emulsion Systems FZE	Dubai
UCAR Louisiana Pipeline Company	Delaware
UCAR Pipeline Incorporated	Delaware
Umetco Minerals Corporation	Delaware
Union Carbide Asia Limited	Hong Kong
Union Carbide Asia Pacific, Inc.	Delaware
Union Carbide Chemicals & Plastics Technology LLC	Delaware
Union Carbide Corporation	New York
Union Carbide Customer Services Pte. Ltd.	Singapore
Union Carbide Middle East Limited	Delaware
Union Carbide Philippines (Far East), Inc.	Philippines
Union Carbide South Africa (Proprietary) Limited	South Africa
Union Polymers Sdn. Bhd.	Malaysia
Univation (Zhangjiagang) Chemical Company Limited	China
Univation Technologies (Hong Kong) Limited	Hong Kong
Univation Technologies International, LLC	Delaware
Univation Technologies, LLC	Delaware
Valley Asset Leasing, LLC	Delaware
Valuepark Terneuzen Beheer B.V. [3]	Netherlands
Valuepark Terneuzen C.V. [3]	Netherlands
Voltas Water Solutions Private Limited [3]	India
Warbler I LLC	Delaware
Westbridge Insurance Ltd.	Vermont
Zhejiang Pacific Chemical Corporation	China

1.
This Exhibit 21 excludes subsidiaries of The Dow Chemical Company's agricultural sciences and specialty products businesses which are considered discontinued operations and includes subsidiaries related to the receipt of DuPont's ethylene and ethylene copolymers businesses (other than its ethylene acrylic elastomers business). The Dow Chemical Company became a subsidiary of Dow Inc. effective April 1, 2019.

2.	Location of incorporation or organization. Primary location of organization is reported for partnerships.

3.
These companies are 50 percent owned, nonconsolidated affiliates of The Dow Chemical Company and are accounted for using the equity method. Separate financial statements of these companies are not included in this Current Report on Form 8-K. These companies are not controlled, directly or indirectly, by The Dow Chemical Company. Subsidiaries of these companies, if any, are not listed in this Exhibit 21.